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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  October 9, 2003


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                  1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

NOTICE OF EARNINGS RELEASE AND WEBCAST

AMR Corporation anticipates announcing third quarter 2003 earnings on Wednesday, October 22, 2003. In conjunction with the announcement, AMR will host a conference call with the financial community from 1 - 2 pm Eastern Time. Please note: this is an earlier time than previously announced on September 29, 2003. During this conference call, Senior Management of AMR will review details of AMR's third quarter results, recent strategic and cost reduction initiatives, the revenue environment, cash flow results, liquidity measures and special items and will, as well, provide an outlook for the fourth quarter of 2003.

A  live  webcast of this call will be available on  the  Investor
Relations page of the AMR website (www.amrcorp.com). A replay of the webcast will also be available for several days following the call.


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  October 9, 2003